UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2010

DUOYUAN PRINTING, INC.

(Exact name of Registrant as specified in charter)

Wyoming	000-27129	91-1922225
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 3 Jinyuan Road Daxing Industrial Development Zone Beijing, People’s Republic of China	102600
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +86 10 6021 2222

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-16.1

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a)	Effective as of March 1, 2010, Frazer Frost, LLP (“Frazer Frost”) was dismissed by the audit committee of Duoyuan Printing, Inc. (the “Company”) as the independent certified public accounting firm of the Company.

The audit reports of Frazer Frost’s predecessor entity, Moore Stephens Wurth Frazer and Torbet, LLP (“MSWFT”) (Frazer Frost was formed through a business combination effective January 1, 2010 between MSWFT and Frost, PLLC) on the financial statements of the Company as of and for the years ended June 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accounting firm was approved by the Board of Directors on February 16, 2010.

In connection with the audits of the Company’s financial statements for the fiscal years ended June 30, 2009 and 2008 and through the date of this Form 8-K, there were: (i) no disagreements between the Company and Frazer Frost (or MSWFT) on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Frazer Frost (or MSWFT), would have caused Frazer Frost (or MSWFT) to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Frazer Frost with a copy of the disclosures in this Form 8-K and has requested that Frazer Frost furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Frazer Frost agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated March 3, 2010, furnished by Frazer Frost in response to that request, is filed as Exhibit 16.1 to this Form 8-K.
(b)	Effective as of March 2, 2010, Deloitte Touche Tohmatsu CPA Ltd. (“DTTC”) was engaged by the audit committee of the Company as the successor independent certified public accounting firm of the Company.

During the Company’s most two recent fiscal years ended June 30, 2009 and 2008 and through the date of this Form 8-K, the Company did not consult with DTTC on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and DTTC did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
16.1	Letter of Frazer Frost dated March 3, 2010

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUOYUAN PRINTING, INC.
Date: March 3, 2010	By:	/s/ William D. Suh
		Name:	William D. Suh
		Title:	Chief Financial Officer